                                Exhibit A(10)

                         Form of Contract Application

CANADA LIFE
INSURANCE COMPANY OF AMERICA           APPLICATION FOR VARIABLE LIFE INSURANCE
440 LINCOLN STREET, P. O. BOX {}
WORCESTER, MA 01653
(800)




--------------------------------------------------------------------------------
1.  INSURED                  THE PERSON UPON WHOSE LIFE THIS
                             INSURANCE COVERAGE IS PROPOSED.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
First Name                         Middle                          Last


--------------------------------------------------------------------------------
Street Address                                     Years at this Residence


--------------------------------------------------------------------------------
City                               State                            Zip

Daytime  Telephone Number (      )
                                 -----------------------------------------------
Date of Birth                   /           /           /
                  --------------------------------------------------------------
                         Month      Day         Year        State/Country


--------------------------------------------------------------------------------
Social Security Number

Sex [ ] M   [ ]F

 Drivers License Number/State:
                              --------------------------------------------------


--------------------------------------------------------------------------------
2.  PAYMENT

--------------------------------------------------------------------------------
Check One:

[ ]     Initial payment Amount $
                                ------------------------------------------------
        (Please make check payable to Canada Life Insurance Company of America)

[ ] Initial payment will be transferred from another insurance company. Approximate amount $
                             ---------------------------------------------------

        ------------------------------------------------------------------------
        Name of transferring company
                                     -------------------------------------------

        ------------------------------------------------------------------------
        Loan carry over amount $
                                ------------------------------------------------

2a.     I WANT TO MAKE FUTURE OF $
                                  ----------------------------------------------

[ ]Monthly (EFT)  [ ]Quarterly  [ ]Semi-Annually  [ ]Annually
EFT (Electronic Funds Transfer), Must Indicate Desired Monthly Draft
Date (only 1-28)____________________________________(I have included a voided check and the Request for Electronic Funds Transfer Form)

[ ]List bill (specify frequency above, minimum 3 lives)
[ ]Non-bill

2b. Payment reminder notices will be sent to the policyowner unless specified otherwise here.

    ----------------------------------------------------------------------------
    First Name                  Middle                 Last

    ----------------------------------------------------------------------------
    Street Address

    ----------------------------------------------------------------------------
    City                        State                   Zip


--------------------------------------------------------------------------------
3. POLICYOWNER               THE PERSON OR ENTITY EXERCISING THE
                             POLICY'S CONTRACTUAL RIGHTS.
--------------------------------------------------------------------------------

The policyowner will be the insured unless specified here (If trust, include name of trust):

--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Street Address


--------------------------------------------------------------------------------
City                               State                            Zip


--------------------------------------------------------------------------------
Social Security Number or Tax Identification Number

Trust Date:                    /                       /                       /
           ---------------------------------------------------------------------
(if Trust Owned)       Month                Day                  Year


--------------------------------------------------------------------------------
4.  ALLOCATION

--------------------------------------------------------------------------------

Future Payments will be allocated according to this selection unless changed by written or telephonic instructions.

YOUR TOTAL ALLOCATION MUST EQUAL 100% (Use whole %'s)

[        % Alger Growth                          % Fidelity Index 500
--------                                --------
         % Alger Leveraged AllCap                % Fidelity Invstmt.Grde. Bnd.
--------                                --------
         % Alger MidCap                          % Fidelity Money Market
--------                                --------
         % Alger Small Cap                       % Fidelity Overseas
--------                                --------
         % Berger/BIAM IPT Intern'l              % Fixed Account
--------                                --------
         % Berger/IPT Small Co. Gro              % Goldman Sachs Cap. Gro
--------                                --------
         % Dreyfus Cap'l Appreciation            % Goldman Sachs Core Eqty.
--------                                --------
         % Dreyfus Growth & Income               % Goldman Sachs Global Incm
--------                                --------
         % Dreyfus Socially Respon.              % Goldman Sachs Gro & Incm
--------                                --------
         % Fidelity Asset Mgr                    % Montgomery Emerg. Mkts
--------                                --------
         % Fidelity Contrafund                   % Montgomery Growth
--------                                --------
         % Fidelity Growth                       % Seligman Comm & Info
--------                                --------
         % Fidelity Growth Opps.                 % Seligman Frontier]
--------                                --------
         % Fidelity High Income
--------

Deductions of all charges will be made pro rata according to the value of each account and the Fixed Account unless otherwise specified in the "Remarks" section of the application.

--------------------------------------------------------------------------------
5. ACCOUNT REBALANCING

--------------------------------------------------------------------------------

I elect automatic Account Rebalancing among the variable accounts to the allocation specified in Section 4 of the application.

[ ]Monthly  [ ]Quarterly [ ]Semi-Annually  [ ]Annually

A start date can be selected. If one is not selected, the start date will be the 15th of the month. Start Date:
                              --------------------------------------------------


Form #                                                                    Page 1

--------------------------------------------------------------------------------
6. DOLLAR COST AVERAGING

--------------------------------------------------------------------------------

Select one account from which to transfer money. Be sure you have money allocated to this account in Section 4.

Transfer $                                       ($100 minimum)
          ---------------------------------------
Every:  [ ]Month [ ]Quarter [ ]6 Months [ ]12 Months
From: [ [ ]Fixed Account   [ ]Fidelity Money Market]
[The above selected account cannot be selected in the allocation below.]

TO:  (TOTAL ALLOCATION MUST EQUAL 100%)     (Use whole %'s):

 [       % Alger Growth                             % Fidelity Index 500
--------                                  ---------
         % Alger Leveraged AllCap                   % Fidelity Invstmt.Grde. Bnd.
--------                                  ---------
         % Alger MidCap                             % Fidelity Money Market
--------                                  ---------
         % Alger Small Cap                          % Fidelity Overseas
--------                                  ---------
         % Berger/BIAM IPT Intern'l                 % Fixed Account
--------                                  ---------
         % Berger/IPT Small Co. Gro                 % Goldman Sachs Cap. Gro
--------                                  ---------
         % Dreyfus Cap'l Appreciation               % Goldman Sachs Core Eqty.
--------                                  ---------
         % Dreyfus Growth & Income                  % Goldman Sachs Global Incm
--------                                  ---------
         % Dreyfus Socially Respon.                 % Goldman Sachs Gro & Incm
--------                                  ---------
         % Fidelity Asset Mgr                       % Montgomery Emerg. Mkts
--------                                  ---------
         % Fidelity Contrafund                      % Montgomery Growth
--------                                  ---------
         % Fidelity Growth                          % Seligman Comm & Info
--------                                  ---------
         % Fidelity Growth Opps.                    % Seligman  Frontier]
--------                                  ---------
         % Fidelity High Income
--------

A start date can be selected. If one is not selected, the start date will be the 15th of the month. Start Date:
                              --------------------------------------------------

--------------------------------------------------------------------------------
7.  INSURANCE

--------------------------------------------------------------------------------

7a.  Base Face Amount:  $
                         -------------------------------------------------------

[7b.  Death Benefit Option:  (Choose one)

[ ]Option 1 Level-Insurance coverage remains constant.

[ ]Option 2 Adjustable- Insurance coverage changes with the value of your policy.

[ ]Option 3 Level-Cash Value Accumulation Test.

7c. Additional insurance benefits:

[ ]Disability Waiver of Payment Rider

[ ]Guaranteed Death Benefit Rider

[ ]Other Insured Term Insurance Rider (Complete Supplementary Application.)

[ ]Primary Insured Term Rider and Amount $
                                          --------------------------------------

[ ]Other:
         -----------------------------------------------------------------------

[ ]Other:                                                                      ]
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
8. BENEFICIARY ENCLOSE SIGNED LETTER IF MORE INFORMATION IS REQUIRED.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Name of Primary Beneficiary           Relationship to Insured           %

--------------------------------------------------------------------------------
Name of Primary Beneficiary           Relationship to Insured           %

--------------------------------------------------------------------------------
Name of Contingent Beneficiary        Relationship to Insured           %

--------------------------------------------------------------------------------
Name of Contingent  Beneficiary        Relationship to Insured           %



--------------------------------------------------------------------------------
8.  BENEFICIARY (CONTINUED)

--------------------------------------------------------------------------------


If the beneficiary is a trust, please specify trust date.

                    /               /
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
9.  REPLACEMENT OF OTHER CONTRACTS

--------------------------------------------------------------------------------

Will the proposed policy replace any existing annuity or life insurance
contract?   [ ]Yes  [ ]No

If yes, list company name and policy number.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Life Insurance in force $
                               -------------------------------------------------


--------------------------------------------------------------------------------
10.  INFORMATION ABOUT THE INSURED

--------------------------------------------------------------------------------

A) I have had an illness or injury during the past six months that has prevented me from working five consecutive days.

        [ ]Yes             [ ]No (If yes, please explain)

        ------------------------------------------------------------------------

B) Please provide the name of the last physician consulted, date and reason for consultation.
                         -------------------------------------------------------

        ------------------------------------------------------------------------
C) During the past three years I had a motor vehicle license suspended or revoked or was convicted of either driving while intoxicated or of more than one moving violation.
        [ ]Yes    [ ]No  (If yes, please explain)
                                                   -----------------------------

        ------------------------------------------------------------------------
D) During the past two years I have participated in or I intend to participate in (If one or more is selected please fill out the appropriate Supplement): [ ]Scuba Diving [ ]Skydiving [ ]Motor Racing
        [ ]Hang Gliding or similar flying activity [ ] Other activity (Please indicate type)
                      ----------------------------------------------------------

        ------------------------------------------------------------------------
E) During the past two years I have flown as or I intend to fly as a trainee, pilot or crewmember. [ ]Yes [ ]No (If yes, please complete the Aviation Supplement.)

F)      During the past year, I have smoked one or more cigarettes.
        [ ]Yes            [ ]No

G)      I currently use:  [ ]Cigar  [ ]Pipe       [ ]Other Tobacco Product
        (Please specify)
                      ----------------------------------------------------------

        ------------------------------------------------------------------------
H)      I will be traveling outside of the United States or Canada in the next
        twelve months:  [ ]Yes   [ ]No

         (If yes, please indicate country)
                                           -------------------------------------
I)      Name of Employer
                        --------------------------------------------------------

        ------------------------------------------------------------------------
        Occupation and Responsibilities
                                        ----------------------------------------

        ------------------------------------------------------------------------
J)      My annual earned income is $
                                    --------------------------------------------
        My annual unearned income is $
                                      ------------------------------------------
        My net worth is $
                         -------------------------------------------------------

Form #                                                                    Page 2

--------------------------------------------------------------------------------
12.  TELEPHONE ACCESS

--------------------------------------------------------------------------------

Unless I did not accept the Telephone Access privilege, I understand that Canada Life Insurance Company of America is authorized to honor telephone requests by me, or by individuals authorized by me, to transfer account values among sub-accounts and to change the allocation of my future payments. I also understand that the withdrawal of funds from my account cannot be transacted by telephone or fax instructions. [ ]I do not accept this Telephone Transfer privilege

--------------------------------------------------------------------------------
13.  INVESTOR CLASS

--------------------------------------------------------------------------------

[ ]Accredited Investor
   As that term is defined in Section 230.501(a)(1) of the Securities Act of 1933.

[ ]Qualified Purchaser
   As that term is defined in Section 2(9)(51) of the Investment Company Act of 1940.

--------------------------------------------------------------------------------
14.  REMARKS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
15.  ACKNOWLEDGEMENTS  AND SIGNATURE SECTION

--------------------------------------------------------------------------------


Any person who knowingly, and with intent to injure, defraud or deceive any insurance company, files an application or a statement of claim containing any false, incomplete or misleading information may be subject to criminal or civil penalties.

NOTICE TO ARKANSAS RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NOTICE TO COLORADO RESIDENTS ONLY: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damage. Any insurance company or agent/registered representative of an insurance company who knowingly provides false incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the department of regulatory agencies.

NOTICE TO FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud of deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NOTICE TO MAINE RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefit.

NOTICE TO OHIO AND KENTUCKY RESIDENTS ONLY: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

NOTICE TO NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

NOTICE TO PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company of other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY POLICY VALUE OF THE (FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY) APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF [4%] ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PREMIUM PAYMENTS.

IT IS AGREED THAT: 1) THE APPLICATION CONSISTS OF THIS APPLICATION FORM, THE MEDICAL SUPPLEMENTS AND THE SUPPLEMENTAL APPLICATION TO APPLY FOR INSURANCE ON FAMILY MEMBERS, IF IT APPLIES; 2) THE REPRESENTATIONS ARE TRUE AND COMPLETE TO THE BEST OF MY KNOWLEDGE AND BELIEF; 3) NO LIABILITY EXISTS AND THE INSURANCE APPLIED FOR WILL NOT TAKE EFFECT UNTIL THE POLICY IS DELIVERED AND THE PREMIUM IS PAID DURING THE LIFETIME OF THE PROPOSED INSURED(s) AND THEN ONLY IF THE PROPOSED INSURED(s) HAS (HAVE) NOT CONSULTED OR BEEN TREATED BY ANY PHYSICIAN OR PRACTITIONER OF ANY HEALING ART NOR HAD ANY TEST LISTED IN THE APPLICATION SINCE ITS COMPLETION; BUT, IF THE PREMIUM IS PAID PRIOR TO DELIVERY OF THE POLICY AND A CONDITIONAL RECEIPT IS DELIVERED BY REGISTERED REPRESENTATIVE, INSURANCE WILL BE EFFECTIVE SUBJECT TO THE TERMS OF THE CONDITIONAL RECEIPT; AND 4) NO REGISTERED REPRESENTATIVE IS AUTHORIZED TO AMEND, ALTER, OR MODIFY THE TERMS OF THIS AGREEMENT.

[ ] I have received the Prospectus for the Sub-Accounts and the Funds Prospectuses.

DATE AT:                   IN THE STATE OF      THIS      DAY OF   ,   YEAR
        -------------------               ------    ------      ---        -----

------------------------------------------------------------------              -------------------------------------------------
PRIMARY INSURED (IF PROPOSED IS A MINOR, PARENT/GUARDIAN MUST SIGN)             BUSINESS OWNER/TRUSTEE

------------------------------------------------------------------              -------------------------------------------------
SECOND INSURED OR SPOUSE (IF OIR)                                               OWNER (IF OTHER THAN INSURED)

Form #                                                                    Page 3

--------------------------------------------------------------------------------
16. FOR REGISTERED REPRESENTATIVE USE ONLY

--------------------------------------------------------------------------------

a)

---------------------------------------------------------------------------------------------------------------------------
        Registered Representative         Registered Representative              % Split           Servicing Registered
                 Name                              Number                                              Representative
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [ ]
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [ ]
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [ ]
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [ ]
---------------------------------------------------------------------------------------------------------------------------

b) [ ]Option A (No Trail)  [ ]Option B (Trail)       [ ]Option C (High Trail)

--------------------------------------------------------------------------------
17.  REGISTERED REPRESENTATIVE CERTIFICATION

--------------------------------------------------------------------------------

I certify that this application was completed in a state in which I am duly licensed.

I certify that I asked each question, the answers were recorded as given, and they are complete and accurate to the best of my knowledge and belief.

I have complied with state and federal laws on disclosure, cost comparison and replacement.

I have given to the Proposed Insured(s) the appropriate disclosure documents.

--------------------------------------------------------------------------------------------
Signature of Registered Representative              Date


--------------------------------------------------------------------------------------------
Registered Representative Name (Please Print)       Writing Registered Representative Number


--------------------------------------------------------------------------------------------
Phone Number                                        Fax number


--------------------------------------------------------------------------------------------
Signed in City, State and Zip                       E-mail Address


--------------------------------------------------------------------------------------------
Name of Broker/Dealer                               Branch #


--------------------------------------------------------------------------------------------
Branch Office Street Address                        City, State, Zip


--------------------------------------------------------------------------------
19.  REPLACEMENT

--------------------------------------------------------------------------------

TO THE BEST OF YOUR KNOWLEDGE, DOES THIS APPLICATION INVOLVE THE REPLACEMENT OF ANY EXISTING INSURANCE AS DEFINED BY STATE REGULATIONS? [ ]Yes [ ]No (If "Yes", please submit applicable state and company replacement forms.)


--------------------------------------------------------------------------------
Registered Representative Signature (Licensed Resident Registered
Representative
if Required by Law)


Form #                                                                    Page 4

                    CANADA LIFE INSURANCE COMPANY OF AMERICA






                           MEDICAL INFORMATION PACKAGE






                  APPLICATION FOR INDIVIDUAL ADULT LIFE AND OR
                         DISABILITY INSURANCE - PART II



                       MEDICAL EXAMINER'S REPORT- PART III

                                  BASIC PACKAGE


                                     ADULT

CANADA LIFE
INSURANCE COMPANY OF AMERICA             APPLICATION FOR VARIABLE LIFE INSURANCE
440 LINCOLN STREET, P. O. BOX {}         (PART II)
WORCESTER, MA 01653
(800)
--------------------------------------------------------------------------------

Insured:                           D.O.B.:         Social Security Number:
        ---------------------------       --------                        -----------------------
2nd Insured:                       D.O.B.:         Social Security Number:
           ------------------------       --------                        -----------------------

--------------------------------------------------------------------------------
1.  MEDICAL HISTORY      (MEDICAL HISTORY OF THE PERSON(S) UPON WHOSE LIFE
                          INSURANCE COVERAGE IS PROPOSED).
--------------------------------------------------------------------------------


                                                                                              Insured               2nd Insured
1a      Have you ever had a life or health insurance application declined,                [ ] Yes  [ ]  No       [ ] Yes  [ ] No
        postponed, modified, or rated?

During the past 10 years, have you had, been told you had, or been treated for:

1b.     Disorder of the eyes, ears, nose or throat?                                       [ ] Yes  [ ] No       [ ] Yes  [ ] No

1c.     High blood pressure, chest pain, heart attack, heart murmur, stroke, or           [ ] Yes  [ ] No       [ ] Yes  [ ] No
        other cardiac disorder?

1d.     Disorder of the kidneys, prostate, genito-urinary tract, or reproductive          [ ] Yes  [ ] No       [ ] Yes  [ ] No
        system, or any sexually transmitted disease (other than AIDS, ARC)?

1e.     Any immune system disorder including Acquired Immune Deficiency Syndrome          [ ] Yes  [ ] No       [ ] Yes  [ ] No
        (AIDS), or AIDS-related complex (ARC)?

1f.     Diabetes, thyroid disorder, or other endocrine gland disorder?                    [ ] Yes  [ ] No       [ ] Yes  [ ] No

1g.     Ulcers, hepatitis, colon polyp, colitis, disorder of the pancreas,                [ ] Yes  [ ] No       [ ] Yes  [ ] No
        liver, or intestines?

1h.     Asthma, shortness of breath, disorder of the blood, lymph glands, or              [ ] Yes  [ ] No       [ ] Yes  [ ] No
        respiratory system?

1i.     Cancer, tumors, arthritis, disorder of the skin, muscles, bones, joints,          [ ] Yes  [ ] No       [ ] Yes  [ ] No
        or connective tissue disease?

1j.     Mental, nervous, or brain disorder, depression, suicide attempt,                  [ ] Yes  [ ] No       [ ] Yes  [ ] No
        seizures, headaches, dizziness, or fainting?

1k.     Alcoholism, or have you been advised to reduce or discontinue the use of          [ ] Yes  [ ] No       [ ] Yes  [ ] No
        alcohol for health reasons?

During the past five years, have you:

1l.     Used or received treatment or counseling for marijuana, cocaine,                  [ ] Yes  [ ] No       [ ] Yes  [ ] No
        barbiturates, narcotics, excitants, or hallucinogens, except as prescribed medication?

1m.     Been a patient in a hospital, clinic, sanitarium, or other medical                [ ] Yes  [ ] No       [ ] Yes  [ ] No
        facility or been advised to have a test or surgery that was not done?

1n.     Are you currently taking any medication?                                          [ ] Yes  [ ] No       [ ] Yes  [ ] No

1o.     Have you consulted for any reason other than any listed above, a                  [ ] Yes  [ ] No       [ ] Yes  [ ] No
        physician or other physical or mental health advisor?

Please provide additional information for any "yes" answers in Section 4

--------------------------------------------------------------------------------
2. FAMILY HISTORY            (PLEASE COMPLETE THE FOLLOWING FAMILY RECORD).

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
          Family Record               Age if Living              Present State of Health or            Age at Death
                                                                        Cause of Death
                                1st Insured     2nd Insured      1st Insured     2nd Insured    1st Insured    2nd Insured
----------------------------------------------------------------------------------------------------------------------------
Father
----------------------------------------------------------------------------------------------------------------------------
Mother
----------------------------------------------------------------------------------------------------------------------------
Sibling(s)
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.  PHYSICAL CONDITION           PHYSICAL CONDITION OF THE PERSON(S) UPON WHOSE
                                 LIFE INSURANCE COVERAGE IS PROPOSED.
--------------------------------------------------------------------------------


                       Insured                                                  2nd Insured
3a.  Name, address and telephone number of personal physician            Name, address and telephone number of personal physician.

-------------------------------------------------------------            -----------------------------------------------------------

-------------------------------------------------------------            -----------------------------------------------------------

-------------------------------------------------------------            -----------------------------------------------------------

Date and Reason Last Consulted:                                          Date and Reason Last Consulted:
                               ------------------------------                                           ----------------------------

-------------------------------------------------------------            -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

3b.  Do you engage in a scheduled exercise program?                      Do you engage in a scheduled exercise program?

         [ ] Yes  [ ] No  If yes, please give details                    [ ] Yes  [ ] No  If yes, please give details
                          (duration, type, frequency):                                    (duration, type, frequency):

-------------------------------------------------------------            -----------------------------------------------------------

-------------------------------------------------------------            -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

3c.   Are you currently pregnant? [ ] Yes  [ ] No                        Are you currently pregnant? [ ] Yes  [ ] No
      If yes, please give expected delivery date:                        If yes, please give expected delivery date:
                                                 ------------                                                       ----------------

------------------------------------------------------------------------------------------------------------------------------------
3d.  Please provide your current height and weight                       Please provide your current height and weight.

        Height:         Weight:                                            Height:       Weight:
               ---------       ----------                                         -------       -------
      Weight change during the past 12 months, if any:                   Weight change during the past 12 months, if any:
                                                      ---------                                                          -----------
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4. ADDITIONAL MEDICAL INFORMATION      COMPLETE FOR APPROPRIATE ITEMS IN SECTION
                                       1a-1o. PLEASE SPECIFY 1ST OR 2ND INSURED.
                                       CONTINUE ON A SEPARATE SHEET OF PAPER IF
                                       NECESSARY.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
   1ST/2ND           QUESTION    CONDITION/DIAGNOSIS    MEDICATION/TREATMENT   DATE            STILL BEING        PHYSICIAN ADDRESS
   INSURED              #                                                                         TREATED?
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
ACKNOWLEDGMENTS & SIGNATURES

-------------------------------------------------------------------------------

I understand and agree that the foregoing statements and answers are correct, complete and true and have been accurately recorded to the best of my knowledge and belief, and that they shall be a part of the policy if issued.



------------------------------            -------------------------------------
Signature of Proposed Insured             Signature of Proposed 2nd Insured
                                          (if applicable)


------------------------------            -------------------------------------
Signature of Examiner/Agent               Date

                          MEDICAL EXAMINER'S REPORT TO
PART III            CANADA LIFE INSURANCE COMPANY OF AMERICA



All Answers Must Be Handwritten
------------------------------------------------------------------------------------------------------------------------------------
                                   First                   M.I.                     Last                       Mo.    Day     Yr.

Proposed Insured                                                                                  Birth Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Details of "Yes" answers.
1.     Height                 Scale Weight         Chest (Full         Chest (Forced       Abdomen, at     (Identify item.)  (if
     (in Shoes)                 (Clothed)           Inspiration)         Expiration)         Umbilicus     Health" insurance,
-------------------------------------------------------------------------------------------------------    carefully indicate any
  ft.         in.                      lbs.                  in.                 in.                in.    visual or hearing
-------------------------------------------------------------------------------------------------------    impairments, back and
2.Blood Pressure       If reading is higher than 140  systolic or 90  diastolic  or there is a history     joint disorders.)
                       of elevated blood pressure, record at least 2 additional readings.

                                                ------------------------------------------------------------------------------------
                 (Record all readings at rest)
                                                ------------------------------------------------------------------------------------
Systolic
                                                ------------------------------------------------------------------------------------
Diastolic-5th phase
                                                ------------------------------------------------------------------------------------
3.Pulse:                                        At Rest               After Exercise            3 Minutes Later
                                                ------------------------------------------------------------------------------------
   Rate:
                                                ------------------------------------------------------------------------------------
   Irregularities per min.
------------------------------------------------------------------------------------------------------------------------------------
4.   Heart:                  Murmur #1            Murmur #2            Murmur #3                   Is there any:
                       -------------------- -------------------- --------------------                               ----------------
     Location of                                                                      Enlargement  [ ] Yes  [ ] No  ----------------
                                                                                                                    ----------------
     murmur                                                                           Murmur(s)    [ ] Yes  [ ] No  ----------------
                       -------------------- -------------------- --------------------                               ----------------
     Constant                   [ ]                 [ ]                 [ ]           Dyspnea      [ ] Yes  [ ] No  ----------------
                                                                                                                    ----------------
     Inconstant                 [ ]                 [ ]                 [ ]           Edema        [ ] Yes  [ ] No  ----------------
                                                                                                                    ----------------
     Transmitted                [ ]                 [ ]                 [ ]           [ ] Organic                   ----------------
                                                                                                                    ----------------
     Localized                  [ ]                 [ ]                 [ ]           [ ] Functional                ----------------
                                                                                                                    ----------------
     Systolic                   [ ]                 [ ]                 [ ]           If Organic, classify type of  ----------------
                                                                                                                    ----------------
     Presystolic                [ ]                 [ ]                 [ ]           heart defect below:           ----------------
                                                                                                                    ----------------
     Diastolic                  [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
     Soft (Gr. 1-2)             [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
     Mod. (Gr. 3-4)             [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
     Loud (Gr. 5-6              [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
     After Exercise:            [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
         Increased              [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
         Absent                 [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
         Unchanged              [ ]                 [ ]                 [ ]                                         ----------------
                                                                                     ------------------------------ ----------------
         Decreased              [ ]                 [ ]                 [ ]

------------------------------------------------------------------------------------------------------------------------------
5. Is there on examination any abnormality of the following:
--------------------------------------------------------------------------------------------------------------------------
(Underline applicable items and give details)                                    Yes   No                        Yes  No
--------------------------------------------------------------------------------------------------------------------------
a. Eyes, ears, nose mouth, pharynx?                                              [ ]  [ ] 9.  a.  A urine specimen
--------------------------------------------------------------------------------------------------------------------------
(If vision or hearing markedly impaired, indicate degree and correction.)                         must be sent to
--------------------------------------------------------------------------------------------------------------------------
b. Skin (incl. scars); lymph nodes; varicose veins or peripheral arteries?       [ ]  [ ]         Heritage Labs
                                                                                                  International, LLC.
--------------------------------------------------------------------------------------------------------------------------
c.  Nervous system (include reflexes, gait, paralysis)                           [ ]  [ ]         Has is been
--------------------------------------------------------------------------------------------------------------------------
d. Respiratory System?                                                           [ ]  [ ]         mailed?        [ ]  [ ]
--------------------------------------------------------------------------------------------------------------------------
e. Abdomen (include scars)?                                                      [ ]  [ ]
--------------------------------------------------------------------------------------------------------------------------
f. Genitourinary system?                                                         [ ]  [ ]      b.  If required, has blood
--------------------------------------------------------------------------------------------------------------------------
g. Endocrine system (include thyroid and breasts)?                               [ ]  [ ]          profile been sent to
--------------------------------------------------------------------------------------------------------------------------
h. Musculoskeletal system(include spine, joints, amputations, deformities)?      [ ]  [ ]          Heritage Labs
                                                                                                   International,
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   LLC?          [ ]  [ ]
--------------------------------------------------------------------------------------------------------------------------
6.a. Are there any hernias?                                                      [ ]  [ ]
--------------------------------------------------------------------------------------------------------------------------
  b. Are there any hemorrhoids?                                                  [ ]  [ ]      c.  Are studies being
                                                                                                   sent to the
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Variable Life Service
                                                                                                   Center?
--------------------------------------------------------------------------------------------------------------------------
7.a. Has the applicant smoked one or more cigarettes in the past 12 months?      [ ]  [ ]          EKG           [ ]  [ ]
--------------------------------------------------------------------------------------------------------------------------
  b. Does the applicant use tobacco in any other form? If yes, please specify.   [ ]  [ ]          X-Ray         [ ]  [ ]
--------------------------------------------------------------------------------------------------------------------------
8. Are you aware of additional medical history?                                  [ ]  [ ]          Other         [ ]  [ ]
--------------------------------------------------------------------------------------------------------------------------
                 (A confidential report may be sent to the Medical Director)
--------------------------------------------------------------------------------------------------------------------------


I certify that I have made this examination with the results recorded on _____________________, at ________ A.M. or ________ P.M. Examination was made at: [ ] My Office [ ] Applicant's residence [ ] Applicant's place of business
[ ] Other. Person examined is my patient: [ ] Yes [ ] No (print type of rubber stamp name of examiner and office address below).

                                              M.D.
----------------------------------------------
Signature of Medical Examiner



------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER             Name
------------------------------------------------------------------------------

                                   Street & Number____________________________
                                   City, State & Zip Code_____________________

------------------------------------------------------------------------------

 xxxxxx

CANADA LIFE
INSURANCE COMPANY OF AMERICA                                         PERSONAL HISTORY
440 LINCOLN STREET, P.O. BOX {}                                    INTERVIEW INFORMATION
WORCESTER, MA 01653
(800)
---------------------------------------------------------------------------------------------------------------------
Proposed Insured's Professional Title                         Proposed Second Insured/Spouse if OIR


-------------------------------------------------------       -------------------------------------------------------

Home Telephone: (Area Code) and No.                           Home Telephone: (Area Code) and No.
(    )                                                        (    )
-------------------------------------------------------       -------------------------------------------------------

Business Telephone: (Area Code) and No.                       Business Telephone: (Area Code) and No.
(    )                                                        (    )
-------------------------------------------------------       -------------------------------------------------------

Canada Life Insurance Company of America                      Canada Life Insurance Company of America
may be contacting you to discuss this application.            may be contacting you to discuss this application.

The best time for us to call you is at:                       The best time for us to call you is at:

_______ A.M.  _______ P.M.                                    _______ A.M.  _______ P.M.

The best place to reach me is:                                The best place to reach me is:

[  ] Home  [  ] Business                                      [  ] Home  [  ] Business

1st Choice _____________________________                      1st Choice _____________________________

2nd Choice _____________________________                      2nd Choice _____________________________

CANADA LIFE
INSURANCE COMPANY OF AMERICA                  SUPPLEMENTAL APPLICATION FOR
P.O. BOX 105662                               OTHER INSURED RIDER OR SECOND
440 LINCOLN STREET, P. O. BOX {}              INSURED
WORCESTER, MA 01653
(800)

-------------------------------------------------------------------------------
1.   SECOND INSURED/ Other Insured Rider  (OIR)
-------------------------------------------------------------------------------
Submit separate application for each (OIR)

[ ] OIR              [ ] Second Insured


-------------------------------------------------------------------------------
First Name           Middle                             Last


-------------------------------------------------------------------------------
Street Address                                          Years at this Residence


-------------------------------------------------------------------------------
City                 State                              Zip

Daytime Telephone Number  (       )
                                   -------------------------------------------

M         /D         /Y         /
 ---------  --------   --------  --------------
    Date of Birth                State/Country


-------------------------------------------------------------------------------
Social Security Number

Sex  [ ] M  [ ] F



-------------------------------------------------------------------------------
Relationship to  Primary Insured


-------------------------------------------------------------------------------
Driver's License Number                     State

[ ]  I choose the Split Option Rider

{[ ] Other:
           --------------------------------------------------------------------
[ ]  Other:
           --------------------------------------------------------------------
[ ]  Other:                                                                    }
           --------------------------------------------------------------------

-------------------------------------------------------------------------------
2.   BENEFICIARY
-------------------------------------------------------------------------------
The other insured rider beneficiary shall be the owner, if living, otherwise the owner's estate. The owner may name another as beneficiary (attach Nomination of Beneficiary and Request, if applicable). The right is reserved to the owner to change the beneficiary without the beneficiary's consent, unless this right is released by a subsequent instrument. Beneficiary of Second Insured is indicated in Part 8 of basic application.
-------------------------------------------------------------------------------
3.  INFORMATION ABOUT THE INSURED
-------------------------------------------------------------------------------
A) I have had an illness or injury during the past six months that has prevented me from working five consecutive days.

      [ ] Yes    [ ] No If yes, please explain:

-------------------------------------------------------------------------------
B) Please provide the name of last physician consulted and date and reason for consultation:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
C) Will the proposed insurance replace or change any existing life or annuity contract? [ ] Yes [ ] No
(If yes, please list company name and policy number.)
                                                     ---------

-------------------------------------------------------------------------------
Total Life Insurance in force $                                                .
                                  ---------------------------------------------
D)During the last 3 years I have had a motor vehicle license suspended or revoked or been convicted of more than one moving violation?

[ ] Yes  [ ]  No

-------------------------------------------------------------------------------
3.  INFORMATION ABOUT THE INSURED  (CONTINUED)
-------------------------------------------------------------------------------
E)  During the last 2 years I have participated or intend to participate in:

[ ] Scuba Diving  [ ] Parachuting   [ ] Motor Racing

[ ] Hang Gliding or similar flying activities [ ] Other Activity (Please indicate type)
              ---------------------------------------
F) During the last 3 years I have flown or intend to fly as a trainee, pilot or crewmember? [ ] Yes [ ] No

G) Has the person listed in item 1 smoked one or more cigarettes in the last 12 months? [ ] Yes [ ] No

H) The person listed in item 1 currently uses:

[ ] Cigar  [ ] Pipe  [ ] Chewing Tobacco  [ ] Other Tobacco Products

I) I intend to travel outside of the United States and Canada in the next 6 months? [ ] Yes [ ] No (If yes, please indicate country)
                                                          ---------------------
---------------------------------------
J) Name of Employer
                   ---------------------------------------
Occupation and Responsibilities
                               ------------------------------------------------

-------------------------------------------------------------------------------

K)My annual earned income is          $
                                       ----------------------------------------

My annual unearned income is  $
                               ------------------------------------------------

My net worth is         $
                         ------------------------------------------------------
-------------------------------------------------------------------------------
4.  ACKNOWLEDGEMENTS AND SIGNATURES
-------------------------------------------------------------------------------
IT IS UNDERSTOOD AND AGREED: (1) That the representations above recorded are true and complete to the best of my knowledge and belief; (2) If Other Inured Rider that no insurance exists until this rider is delivered and the first premium paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any special tests since the date of this application; but, if the premium is paid prior to the delivery of the rider and a conditional receipt is delivered by the registered representative, insurance shall be effective subject to the terms of the conditional receipt; (3) No registered representative is authorized to amend, alter, or modify the terms of this agreement.


-------------------------------------------------------------------------------
Signature of Second Insured or OIR
This application is made at the request of the undersigned who hereby agrees to be bound by each statement, representation and agreement herein and further agrees that any contract of insurance issued in connection with this application shall be issued on the condition that each statement, representation and agreement shall be binding upon the owner(s) to the same extent and degree as if made by the owner(s).


-------------------------------------------------------------------------------
Full signature of insured under the basic policy


-------------------------------------------------------------------------------
Full signature(s) of owner(s) (other than insured)


-------------------------------------------------------------------------------
Office title/capacity (cannot be insured)



-------------------------------------------------------------------------------
Signed at City          State      Date



Form #                                                                    Page 1

CANADA LIFE
INSURANCE COMPANY OF AMERICA          AUTHORIZATION TO OBTAIN INFORMATION
440 Lincoln Street, P. O. Box {}
Worcester, MA 01653
(800)
-------------------------------------------------------------------------------

Name of Insured (Please Print)
                              -----------------------------------------------

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service and other person who have the types of information described below about the proposed insured:

I authorize you to give the Company, its reinsurers, or its registered representative; (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) an non-medical information, including but no limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service which the Company believes it needs to perform the business functions described below. I also authorize the Company to give MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed insured is eligible for; (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations, I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time; but my revocation will not affect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.



-------------------------------------------------------------------------------
Signature of proposed insured (If proposed insured is a minor, signature of legal guardian)





-------------------------------------------------------------------------------
Signature of second insured or spouse (If Other Insured Rider)           Date

CANADA LIFE
INSURANCE COMPANY OF AMERICA             APPLICATION FOR INDIVIDUAL ADULT
440 LINCOLN STREET, P. O. BOX {}         LIFE INSURANCE
WORCESTER, MA 01653
(800)
-------------------------------------------------------------------------------

                         INSURANCE INFORMATION PRACTICES

Name of Proposed Insured
                        ----------------------------------------------------

Personal information about you may be obtained from persons other than you. You have a right of access and correction with respect to personal information obtained about you. The Company may in some cases also disclose personal or privileged information it has about you to other third parties without your authorization. A detailed description of the Company's information practices will be furnished on your request.

Any request for information should be directed to Individual Underwriting at the Variable Life Service Center.

                     MEDICAL INFORMATION BUREAU PRE-NOTICE

Information regarding your insurability and/or any past or future claims will be treated as confidential. The Company, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of your request, the Medical Information Bureau, will arrange for disclosure of the information about you contained in its file. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau to seek a correction in accordance with the procedure established in the Federal Fair Crediting Reporting Act. The address of the Bureau's Information office is P.O. Box 105, Essex Station, Boston, Massachusetts, 02112: the Bureau's telephone number is (617) 426-3660.

                      FAIR CREDIT REPORTING ACT PRE-NOTICE

In making this application for insurance it is understood that an investigative consumer report may be made. Information will be obtained through personal interviews with third parties such as family members, business associates, financial sources, friends, neighbors or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and modeof living, whichever may be applicable. Upon written request, you will be told if an investigative consumer report had been ordered. If so, you may ask to be interviewed in connection with its preparation. You have the right to make a written request within a reasonable period of time for a complete and accurate disclosure of additional information concerning the nature and scope of the investigative consumer report. You also have the right to inspect and obtain a copy of the investigative consumer report from the investigating consumer reporting agency.

                    PERSONAL INFORMATION TELEPHONE INTERVIEW

While an underwriter is evaluating your application, we may ask one of our Variable Life Service Center Interviewers to contact you for additional information. Whenever possible, calls will be made at your convenience and to the telephone number you have provided. Your registered representative will review with you the information we need to initiate the call and will record it on a separate form

                                     ADULT



FORM XXXXXX                                                             Page 1

          A SUMMARY OF YOUR RIGHTS UNDER THE FAIR CREDIT REPORTING ACT

The Federal Fair Credit Reporting Act (FCRA) is designed to promote accuracy, fairness, and privacy of information in the files of every "consumer reporting agency" (CRA). Most CRAs are credit bureaus that gather and sell information about you-such as if you pay your bills on time or have filed bankruptcy-to creditors, employers, landlords, and other businesses. You can find the complete text of the FCRA, 15 U.S.C. 1681-1681U, at the Federal Trade Commission's website (http://www.ftc.gov). The FCRA gives you specific rights, as outlined below. You may have additional rights under state law. You may contact a state or local consumer protection agency or a state attorney to learn those rights.

- YOU MUST BE TOLD IF INFORMATION IN YOUR FILE HAS BEEN USED AGAINST YOU. Anyone who uses information from a CRA to take action against you-such as denying an application for credit, insurance, or employment-must tell you, and give you the name, address, and phone number of the CRA that provided the consumer report.

- YOU CAN FIND OUT WHAT IS IN YOU FILE. At your request, a CRA must give you the information in your file, and a list of everyone who has request it recently. There is no charge for the report if a person has taken action against you because of information supplied by the CRA, if you request the report within 60 days of receiving notice of the action. You are also entitled to one free report every twelve months upon request if you certify that (1) you are unemployed and plan to seek employment within 60 days, (2) you are on welfare, or (3) your report is inaccurate due to fraud. Otherwise a CRA may charge you up to eight dollars.

- YOU CAN DISPUTE INACCURATE INFORMATION WITH THE CRA. If you tell a CRA that your file contains inaccurate information, the CRA must investigate the items (usually within 30 days) by presenting to its information source all relevant evidence your submit, unless your dispute is frivolous. The source must review your evidence and report its findings to the CRA. (The source also must advise national CRAs - to which it has provided the data-of any error.) The CRA must give you a written report of the investigation, and a copy of your report if the investigation results in any change. If the CRA's investigation does not resolve the dispute, you may add a brief statement to your file. The CRA msut normally include a summary of your statement in future reports. If an item is deleted or a dispute statement is filed, you may ask that anyone who has recently received your report be notifies of the change.

- INACCURATE INFORMATION MUST BE CORRECTED OR DELETED. A CRA must remove or correct inaccurate or unverified information from its files, usually within 30 days after you dispute it. However, the CRA is not required to remove accurate data from your file unless it is outdated (as described below) or cannot be verified. If your dispute results in any change to completeness, the CRA cannot reinsert into your file a disputed item unless the information source verifies its accuracy and completeness. In addition, the CRA must give you a written notice telling you that it has reinserted the item. The notice must include the name, address and phone number of the information source.

- YOU CAN DISPUTE INACCURATE ITEMS WITH THE SOURCE OF INFORMATION. If you tell anyone-such as a creditor who reports to a CRA-that you dispute an item, they may not then report the information to a CRA without including a notice of your dispute. In addition, once you've notified the source of the error in writing, it may not continue to report the information if it is, in fact, an error.

- OUTDATED INFORMATION MAY NOT BE REPORTED. In most cases, a CRA may not report negative information that is more than seven years old; ten years for bankruptcies.

- ACCESS TO YOUR FILE IS LIMITED. A CRA may provide information about you only to people with a need recognized by the FCRA-usually to consider an application with a creditor, insurer, employer, landlord, or other business.

- YOUR CONSENT IS REQUIRED FOR REPORTS THAT ARE PROVIDED TO EMPLOYERS, OR REPORTS THAT CONTAIN MEDICAL INFORMATION. A CRA may not give out information about you to your employer, or prospective employer, without your written consent. A CRA may not report medical information about you to creditors, insurers, or employers without your permission.

- YOU MAY CHOOSE TO EXCLUDE YOUR NAME FOR CRA LISTS FOR UNSOLICITED CREDIT AND INSURANCE OFFERS. Creditors and insurers may use file information as the basis for sending you unsolicited offers of credit or insurance. Such offers must include a toll-free phone number for you to call if you want your name and address removed from future lists. If you call, you must be kept off the lists for two years. If you request, complete, and return the CRA form provided for this purpose, you must be taken off the lists indefinitely.

- YOU MAY SEEK DAMAGES FROM VIOLATORS. If a CRA, a user or (in some cases) a provider of CRA data, violates the FCRA, you may sue them in state or federal court.


FORM XXXXXX                                                     Page2